Rule 497(e)
File 002-85378
Nos.: 811-3462

SUPPLEMENT DATED MAY 18, 2012
TO PROSPECTUS DATED APRIL 30, 2011

Effective May 18, 2012, The Flex-funds prospectus is amended to delete the section titled Calculating a Fund’s NAV and is replaced as follows:

Calculating a Fund’s NAV.  A Fund's NAV is calculated by adding the total value of the Fund’s investments and other assets, subtracting the liabilities and then dividing that figure by the number of outstanding shares of the Fund as follows:
NAV	=	(Total Assets – Liabilities) Number of Shares Outstanding
The NAV for each Fund, except the Money Market Fund, is calculated after the close of trading (normally 4:00 p.m., Eastern time ("ET")) on each day the New York Stock Exchange is open for business.  On occasion, the NYSE will close before 4:00 p.m. ET.  When this occurs, purchase requests received by the Fund or an authorized agent of the Fund after the NYSE closes will be effective the following business day.  The NAV for the Money Market Fund is determined each business day that the Federal Reserve System is open and is calculated at 12:00 p.m./noon, ET.  Generally, the NYSE is closed and the share price of each Fund is not calculated on Saturdays, Sundays and the following holidays: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.  In addition to the aforementioned holidays, the share price of the Money Market Fund is not calculated on days that the Federal Reserve System is closed.  The NAV of the Funds may change every day.

This Supplement and the Prospectus dated April 30, 2012 provide information a prospective investor ought to know before investing.  Please keep this supplement for future reference.